UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2021
INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3025 Highland Parkway
Downers Grove, Illinois 60515
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 6, 2021, InvenTrust Properties Corp. (the “Company”) held its 2021 annual meeting of stockholders and held a stockholder vote on Proposals 1, 2, 3 and 4 as described in the Company’s proxy statement.
The stockholders voted on Proposal 1, electing the eight nominees named below to serve as directors until the next annual meeting of stockholders or as otherwise provided in the Company’s governing documents. The final results of the election of directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
Stuart Aitken	127,122,861	16,274,904	220,865,958
Amanda Black	127,856,782	15,540,983	220,865,958
Thomas F. Glavin	126,818,228	16,579,537	220,865,958
Thomas P. McGuinness	125,769,825	17,627,940	220,865,958
Scott A. Nelson	127,277,278	16,120,487	220,865,958
Paula J. Saban	127,254,595	16,143,170	220,865,958
Michael A. Stein	126,868,940	16,528,825	220,865,958
Julian E. Whitehurst	127,195,315	16,202,450	220,865,958

In addition to electing directors, the stockholders voted on and approved Proposal 2, to ratify the audit committee’s selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The final results for the approval of Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
354,136,386	5,331,054	4,796,283	0

Also, the stockholders voted on and approved Proposal 3, to approve on an advisory non-binding basis, a resolution approving the compensation of our named executive officers (say on pay). The final results for the approval of Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
113,360,596	18,302,099	11,735,070	220,865,958

Finally, the stockholders voted on and approved Proposal 4, to approve on a non-binding advisory basis, a three-year frequency for future say on pay votes. The final results for the approval of Proposal 4 were as follows:

3 Year	2 Year	1 Year	Abstain
89,636,504	7,123,739	32,645,385	13,992,137

Item 7.01.	Regulation FD Disclosure
Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of a presentation used by the management team of InvenTrust Properties Corp. in its virtual shareholder meeting webcast held on May 6, 2021.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.
 ______________________________________

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	InvenTrust Properties Corp. Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTRUST PROPERTIES CORP.

Date: May 7, 2021	By:	/s/ Christy L. David
		Name:	Christy L. David
		Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary